UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 17, 2023 (July 13, 2023)

Consilium Acquisition Corp I, Ltd.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41219	98-1602789
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2400 E. Commercial Boulevard, Suite 900 Ft. Lauderdale, FL	33308
(Address of principal executive offices)	(Zip Code)

(954) 315-9381

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title for each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, one right and one-half of one redeemable warrant	CSLMU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	CSLM	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	CSLMW	The Nasdaq Stock Market LLC
Rights to acquire one-tenth of one Class A ordinary share	CSLMR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement

Trust Amendment Agreement

On July 13, 2023 as approved by its shareholders at an extraordinary general meeting held on July 13, 2023 (the “Special Meeting”), CONSILIUM ACQUISITION CORP I, LTD (the “Company”), and its trustee, Continental Stock Transfer & Trust Company amended (the “Amendment”) the Investment Management Trust Agreement, dated as of January 12, 2022 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company (the “Trustee”) and the Company, in order to allow the Company to extend the time to complete a business combination by fifteen (15) additional one (1) month periods until, October 18, 2024 (the “Termination Date”). At the Special Meeting, the shareholders of the Company approved a special resolution to the Articles of Association to extend the time to consummate a business combination until October 18, 2024 and the Amendment in accordance with the Company’s Amended and Restated Memorandum of Association and Articles of Association (the “Articles of Association”).

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The shareholders of the Company approved the following proposals at the Special Meeting held on July 13, 2023: (a) as a special resolution, to change the name of the Company from Consilium Acquisition Corp I, Ltd. to CSLM Acquisition Corp. (the “Name Change Proposal”); (b) as a special resolution, to provide the Company the right to extend the date by which it has to complete a business combination for a series of fifteen (15) one (1) month periods to October 18, 2024 (the “Extension Amendment Proposal”); (c) as a special resolution, an amendment to the Trust Agreement, to extend the Termination Date by fifteen (15) additional one (1) month periods until, October 18, 2024 (the “Trust Amendment Proposal”).

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On July 13, 2023, the Company held the Special Meeting. On June 15, 2023, the record date for the Special Meeting, there were 23,718,750 ordinary shares entitled to be voted at the Special Meeting. This includes 18,975,000 Class A ordinary shares, par value $0.0001 per share (“Class A Shares”), and 4,743,750 Class B ordinary shares, par value $0.0001 per share (“Class B Shares” and together being the issued and outstanding ordinary shares of the Company, referred to as the “Shares”). At the meeting, 19,112,414 or 80.58% of such Shares were represented in person or by proxy.

The final results for each of the matters submitted to a vote of the Company’s shareholders at the Special Meeting are as follows:

1. Name Change Proposal

Shareholders approved the proposal to amend the Company’s amended and restated memorandum and articles of association adopted by special resolution dated January 5, 2022, to change the name of the Company from Consilium Acquisition Corp I, Ltd. to CSLM Acquisition Corp. Approval of the Name Change Proposal required a special resolution under Cayman Islands law, being a resolution passed by a majority of not less than two-thirds (2/3) of such holders of the issued and outstanding Ordinary Shares voted in person or by proxy at the Extraordinary General Meeting or any adjournment thereof. The Name Change Proposal received the following votes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
18,817,198	295,208	0	0

2. Extension Amendment Proposal

Shareholders approved the proposal to amend the Company’s Articles of Association as a special resolution, giving the Company the right to extend the date by which it has to complete a business combination for a series of fifteen (15) one (1) month periods up to October 18, 2024. Approval of the Extension Amendment Proposal required a special resolution under Cayman Islands law, being a resolution passed by a majority of not less than two-thirds (2/3) of such holders of the issued and outstanding Ordinary Shares voted in person or by proxy at the Extraordinary General Meeting or any adjournment thereof. The Extension Amendment Proposal received the following votes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
17,196,959	1,915,447	0	0

3. Trust Amendment Proposal

Shareholders approved the proposal to amend the Trust Agreement, as a special resolution, to allow the Company to extend the time to complete a business combination for a series of fifteen (15) one (1) month periods up to October 18, 2024. Approval of the Trust Agreement Amendment Proposal required a special resolution under Cayman Islands law, a majority of not less than two-thirds (2/3) of such holders of the issued and outstanding Ordinary Shares voted in person or by proxy at the Extraordinary General Meeting or any adjournment thereof. The Trust Amendment Proposal received the following votes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
17,196,959	1,915,447	0	0

Item 8.01.	Other Events.

Immediately after the Special Meeting, the Company extended the time to complete the business combination by one (1) month and deposited the sum of $70,000 into the trust account in accordance with the terms of the Trust Agreement.

In connection with the Name Change Proposal that was adopted at the Special Meeting, the Company anticipates that the name change of the Company to CSLM Acquisition Corp. will be effected on Nasdaq at the open of trading on Tuesday, July 18, 2023.

In connection with the shareholders’ vote at the Special Meeting of shareholders held by the Company on June 29, 2023, 14,202,813 Class A Shares were tendered for redemption, leaving 4,772,187 Class A Shares.

On July 13, 2023, the Company issued an aggregate of 4,743,749 shares of its Class A Shares to Consilium Acquisition Sponsor I, LLC, the Company’s sponsor (the “Sponsor”) and the holder of the Company’s Class B Shares, upon the conversion of an equal number of Class B Shares (the “Conversion”). The 4,743,749 Class A Shares issued in connection with the Conversion are subject to the same restrictions as applied to the Class B Shares before the Conversion, including, among other things, certain transfer restrictions, waiver of redemption rights and the obligation to vote in favor of an initial business combination as described in the prospectus for our initial public offering.

Following the Conversion and the redemptions, there were 9,515,936 Class A Shares issued and outstanding and one Class B Share issued and outstanding. As a result of the Conversion, the Sponsor holds approximately 49.9% of the Company’s outstanding Class A Shares. The issuance of Class A Shares upon the Conversion has not been registered under the Securities Act of 1933, as amended, in reliance on the exemption from registration provided by Section 3(a)(9) thereof.

Item 9.01.	Financial Statements and Exhibits

(c) Exhibits:

Exhibit No.	Description

3.1	Notice of Changes to Memorandum & Articles of Association dated July 13, 2023

10.1	Amendment to the Investment Trust Management Agreement between the Company and the Trustee dated July 13, 2023

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Consilium Acquisition Corp I, Ltd

Dated: July 17, 2023	By:	/s/ Charles Cassel
	Name:	Charles Cassel
	Title:	Chief Executive Officer